April 2022 Presentation Ex 99.1

Investor Presentation – April 20221 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).

Investment Highlights

New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity

- **Newly Assembled Portfolio of Net Lease Properties**
- **Long Duration Leases with Solid Unit-Level Rent Coverage**

14.0 Years of Weighted Average Lease Term (WALT)[1]

3.7x Unit-Level Rent Coverage[1]

- **Concentrated on Service-Oriented and Experience-Based Tenants**
- **Fungible and Smaller-Scale Single-Tenant Properties**

93% Service and Experiential Cash ABR[2]

$2.3mm Average Investment Per Property[1]

- **Disciplined and Proven Investment Strategy**
- **Focus on Sale-Leasebacks with Middle-Market Companies**

~$197mm Average Quarterly Investment Activity[3]

85% Internally-Originated Sale-Leasebacks[2,4]

- **Balance Sheet Positioned to Fund External Growth Opportunities**
- **Long-Term History of Maintaining Conservative Leverage Profile**

4.7x Net Debt-to-Annualized Adjusted EBITDA*re*[1]

34% Gross Debt-to-Undepreciated Gross Assets[1]

- **Senior Management Team with Considerable Net Lease Experience**
- **Demonstrated Record of Growing Public REITs to Significant Scale**

60+ Years of Collective Net Lease Experience

$3.5B of Undepreciated Gross Assets[1]

1. As of December 31, 2021.
2. Based on Cash ABR as of December 31, 2021.
3. Average quarterly investment activity represents the trailing eight quarter average as of December 31, 2021
4. Exclusive of Initial Portfolio.

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Investor Presentation – April 2022

ESSENTIAL PROPERTIES

Executive Summary

With a Stable Portfolio and Well Positioned Balance Sheet, We Continue to Execute Our External Growth Strategy

Stable Net Lease Portfolio[1]	• **Solid Coverage:** Unit-level rent coverage of 3.7x with 99% of ABR required to report unit-level P&Ls • **De-Minimis Near-Term Expirations:** <5.5% of ABR expiring over next five years • **Fungible & Diversified:** Average asset size is $2.3mm; Top 10 tenants represent just 19.7% of ABR
Well Positioned Balance Sheet	• **Low Leverage:** Net Debt / Annualized Adjusted EBITDA*re* of 4.7x[1] • **Active ATM Program:** Generated ~$160mm of gross proceeds in 2022 • **100% Unsecured:** Balance sheet has no secured debt and asset base is 100% unencumbered • **Well-Laddered Low-Cost Debt[2]:** Our weighted average debt maturity is 6.0 years, and our weighted average interest rate is 2.7%
Consistent & Disciplined External Growth	• **Investment Activity Remains Healthy:** Year-to-date, we have closed ~$238mm[3] of investments at a weighted average cash cap rate of ~7.0% with a robust investment pipeline • **Active Capital Recycling:** Year-to-date, we have completed ~$18mm[3] of asset sales

1. As of December 31, 2021.
2. Balances are as of December 31, 2021, but interest rates and maturities are adjusted for reflect the terms of our amended $600mm revolving credit facility and $430mm term loan.
3. Includes transaction costs.

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Investor Presentation – April 2022

ESSENTIAL PROPERTIES

Investor Presentation – April 20224 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties  E-commerce resistant  Profit centers essential to tenant’s operations  Customers must visit to receive service/experience  Longer lease term  Unit-level financial reporting  Include contractual rent increases  Increases diversification  Deeper pool of potential buyers  Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle- market businesses is limited and results in attractive risk- adjusted returns

Investor Presentation – April 20225 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of December 31, 2021 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of Initial Portfolio. 2. Percentage of portfolio cash ABR as of December 31, 2021 that was attributable to internally originated sale-leaseback transactions. Exclusive of Initial Portfolio. Repeat Business Through Existing Senior Management Relationships1 86.2% Internally Originated Sale- Leaseback Transactions2 85.2% Tenant Relationships 41.5% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

Investor Presentation – April 20226 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,451 Square Footage (mm) 13.5 Tenants (#) 311 Industries (#) 16 States (#) 46 Weighted Average Remaining Lease Term (Years) 14.0 Master Leases (% of Cash ABR) 61.3% Sale-Leaseback (% of Cash ABR)2,3 85.2% Unit-Level Rent Coverage 3.7x Unit-Level Financial Reporting (% of Cash ABR) 98.5% Leased (%) 99.9% Top 10 Tenants (% of Cash ABR) 19.7% Average Investment Per Property ($mm) $2.3 1. Includes 126 properties that secure mortgage loans receivable. 2. Exclusive of Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights December 31, 2021 Tenant Industry Diversification • E-Commerce Resistant: 93% of cash ABR comes from service-oriented and experience-based tenants • Focus on 16 Industries: Results in greater sector expertise and more efficient asset management • Long WALT Limits Near-Term Cash Flow Erosion: <5.5% of our respective ABR expires through 2026 • Highly Transparent with No Legacy Issues: 98.5% unit-level reporting; investment program started in June 2016 Early Childhood Education 14.6% Quick Service 12.4% Medical / Dental 11.9% Car Washes 11.0% Auto Service 8.8% C-Stores 6.4% Casual Dining 6.3% Equipment Rental and Sales 4.0% Family Dining 2.3% Pet Care Services 2.2% Other Services 2.2% Health and Fitness 4.6% Entertainment 4.5% Movie Theatres 1.7% Grocery 3.6% Home Furnishings 0.8% Building Materials 1.6% Other Industrial 0.9% Service 82.3%

Top 10 Tenant Concentration

Our Top 10 Tenants Operate 246 Properties and Represent 19.7% of Cash ABR

Top 10 Tenants

Top 10 Tenants[1]	Properties[2]	% of Cash ABR
Equipment Share	26	3.3%
Captain D's	75	2.2%
Whitewater Express	16	2.0%
Cadence Education	23	2.0%
Mammoth Holdings	17	1.8%
Mister	13	1.8%
Spare Time Entertainment	6	1.8%
The Nest Schools	17	1.6%
SunAuto Tire & Service	19	1.6%
Circle K	34	1.6%
Top 10 Tenants	**246**	**19.7%**
Total	**1,450**	**100.0%**

Diversification by Industry

Tenant Industry	Type of Business	Cash ABR ($'000s)	% of Cash ABR	# of Properties[2]	Building SqFt	Rent Per SqFt[3]
Early Childhood Education	Service	$ 35,514	14.6%	159	1,681,487	$ 20.84
Quick Service	Service	30,094	12.4%	362	993,825	30.15
Medical / Dental	Service	29,008	11.9%	174	1,199,502	24.25
Car Washes	Service	26,744	11.0%	94	456,057	57.55
Automotive Service	Service	21,457	8.8%	160	1,085,290	19.77
Convenience Stores	Service	15,580	6.4%	100	578,844	26.92
Casual Dining	Service	15,310	6.3%	134	524,676	29.18
Equipment Rental and Sales	Service	9,816	4.0%	41	699,047	13.82
Family Dining	Service	5,663	2.3%	37	220,106	25.73
Other Services	Service	5,306	2.2%	24	292,129	18.79
Pet Care Services	Service	5,361	2.2%	48	395,905	15.66
Service Subtotal		**$ 199,853**	**82.3%**	**1,333**	**8,126,868**	**$ 24.64**
Health and Fitness	Experience	11,225	4.6%	27	1,087,279	10.38
Entertainment	Experience	10,935	4.5%	25	800,922	12.97
Movie Theatres	Experience	4,170	1.7%	6	293,206	14.22
Experience Subtotal		**$ 26,330**	**10.8%**	**58**	**2,181,407**	**$ 11.85**
Grocery	Retail	8,637	3.6%	27	1,272,431	6.79
Home Furnishings	Retail	2,048	0.8%	4	217,339	9.42
Retail Subtotal		**$ 10,686**	**4.4%**	**31**	**1,489,770**	**$ 7.17**
Building Materials	Industrial	3,801	1.6%	23	1,257,017	3.02
Other Industrial	Industrial	2,206	0.9%	5	414,386	5.32
Industrial Subtotal		**$ 6,007**	**2.5%**	**28**	**1,671,403**	**$ 3.59**
Total/Weighted Average		**$ 242,875**	**100.0%**	**1,450**	**13,469,448**	**$ 17.99**

1. Represents tenant, guarantor or parent company. Sun Auto Tire & Service (formerly known as GB Auto Service) operates >200 auto service stores under various local/regional brands.
2. Property count includes 126 properties that secure mortgage loans receivable, but excludes one vacant property.
3. Calculation excludes properties with no annualized base rent and properties under construction.

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Investor Presentation – April 2022

ESSENTIAL PROPERTIES

Investor Presentation – April 20228 Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.5% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 Th er ea fte r % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 31.4% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% C C C + B- B B+ BB - BB BB + BB B- BB B BB B+ A- A A+ AA - % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of December 31, 2021 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.5% Corporate-Level Financial Reporting 98.6% Both Unit-Level and Corporate-Level Financial Information 98.4% No Financial Information 1.3% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 68.7% Not Reported 1.4% 1.50x to 1.99x 13.7% 1.00x to 1.49x 6.5% < 1.00x 9.7%

Investor Presentation – April 20229 $167,490 $42,369 $148,877 $244,078 $197,816 $223,186 $230,755 $322,203 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In ve st m en t Ac tiv ity ($ 00 0s ) Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR related to properties acquired during the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 Number of Transactions 32 11 19 33 22 34 31 55 Property Count 63 13 50 108 74 94 85 96 Avg. Investment per Unit (in 000s) $2,551 $2,870 $2,866 $2,218 $2,650 $2,354 $2,676 $3,230 Cash Cap Rates2 7.1% 7.4% 7.1% 7.1% 7.0% 7.1% 7.0% 6.9% GAAP Cap Rates3 8.0% 8.1% 7.9% 7.7% 7.9% 7.8% 7.9% 7.8% Master Lease %4,5 54% 68% 79% 89% 79% 83% 80% 59% Sale-Leaseback %4,6 88% 100% 92% 88% 85% 88% 84% 96% % of Financial Reporting4 100% 100% 100% 100% 100% 100% 100% 98% Rent Coverage Ratio 2.7x 4.3x 2.8x 3.6x 3.0x 2.7x 2.8x 3.0x Lease Term Years 16.1 16.7 17.6 16.3 16.1 13.5 16.4 16.3 Trailing 8-Quarter Average: $197,097

Investor Presentation – April 202210 Active Asset Management Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option. Dispositions 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 Realized Gain/(Loss)1,2 3.2%5 29.5% (4.5%) (10.2%) 4.5% (7.3%) 29.8%5 7.5% Cash Cap Rate on Leased Assets3 7.1%5 6.8% 7.0% 7.4% 7.1% 7.1% 6.5%5 6.0% Leased Properties Sold4 10 3 11 21 15 6 11 2 Vacant Properties Sold4 -- -- 3 2 1 1 -- -- Rent Coverage Ratio 0.7x 1.3x 2.2x 2.3x 1.8x 1.8x 1.2x 0.0x $19,571 $3,420 $19,595 $39,042 $25,197 $19,578 $10,089 $4,466 $0 $10,000 $20,000 $30,000 $40,000 D is po si tio n Ac tiv ity ($ 00 0s )1 Trailing 8-Quarter Average: $17,620

Investor Presentation – April 202211 Low Leverage and Ample Liquidity to Drive Robust AFFO/sh Growth Ample Liquidity and Balance Sheet Capacity to Support External Growth • 100% Unsecured Balance Sheet: Asset base is 100% unencumbered with no secured debt • Flexible Debt Structure: We have no debt maturities until 2024 • Low Leverage: 4Q’21 Net Debt / Annualized Adjusted EBITDAre was 4.7x • Strong Liquidity1: We have $516mm in immediate liquidity as of 4Q’21, which consists of $60mm in cash and $456mm of availability on our new $600mm unsecured revolving credit facility 4.2x 4.6x 4.7x 5.1x 5.2x 5.3x 5.4x 5.4x 5.4x 5.6x Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre2) 2022E AFFO per Share Growth3 20.8% 12.2% 9.2% 9.2% 7.4% 6.8% 6.6% 6.2% 5.8% 5.2% Source: Public filings, Factset, and SNL. Note: Market data as of April 1, 2022. Financial data as of December 31, 2021. 1. Balances as of December 31, 2021, but liquidity has been adjusted for reflect the terms of our new $600mm revolving credit facility. 2. Companies may define annualized adjusted EBITDAre differently; accordingly, such data for these companies and EPRT may not be comparable. 3. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and FactSet mean 2021A AFFO per share estimates.

Investor Presentation – April 202212 $600 $200 $430 $400 0 100 200 300 400 500 600 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 M at ur in g Pr in ci pa l B al an ce ($ m m ) Outstanding Revolving Credit Facility Revolving Credit Facility Availability Five-Year Unsecured Term Loan Seven-Year Unsecured Term Loan Public Unsecured Bonds Flexible Debt Structure No Debt Maturities Until 2024 Debt Maturity Schedule1 Our $600mm Unsecured Revolving Line of Credit had $144mm Outstanding1 3 1. Balances as of December 31, 2021, but interest rates and maturities are adjusted for reflect the terms of our amended $600mm revolving credit facility and $430mm term loan. • Well-Laddered Debt Maturities1: Weighted average debt maturity is 6.0 years • Low-Cost Debt1: Weighted average interest rate is 2.7% $144

Differentiated Net Lease Investment Opportunity

Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers

Service-Oriented & Experience-Based Industries (% of ABR)


Total Number of Tenant Industries[1]
2 6 16 37 120 35 60 56 32 23
100% 100% 93% 72% 65% 48% 47% 40% 28% 17%
FCPT
Getty Realty
STORE
SPIRIT
REALTY INCOME
BROADSTONE
NETSTREIT

Less Reliance on Top 10 Tenancy with Smaller Scale Properties (% of ABR)


Average Investment Per Property ($mm)[2]
$6.4 $3.7 $2.3 $4.1 $3.8 $2.8 $3.9 $3.3 $1.5 $2.8
18% 18% 20% 22% 29% 34% 36% 54% 75% 79%
BROADSTONE
STORE
SPIRIT
REALTY INCOME
NETSTREIT
Getty Realty
FCPT

Strong Unit-Level Coverage[3] & Transparency


% Unit-Level Financial Reporting[4]
98% 78% 99% 14% 51% NR 88% NR NR NR
4.6x 4.4x 3.7x 3.2x 2.8x 2.6x 2.6x NR NR NR
STORE
FCPT
BROADSTONE
SPIRIT
REALTY INCOME
Getty Realty
NETSTREIT

Limited Intermediate-Term Lease Maturities (% of Rent Expiring through 2025)


Weighted Average Lease Term (# of Years)
13.4 14.0 9.3 9.9 10.5 9.3 10.4 10.6 8.8 9.0
5% 5% 8% 9% 15% 17% 19% 20% 22% 26%
STORE
FCPT
NETSTREIT
BROADSTONE
SPIRIT
Getty Realty
REALTY INCOME

Source: Public filings and press releases.

Note: Data based on most recent reported filings for period ending December 31, 2021, not adjusted for post year-end subsequent events; O is not pro forma for its acquisition of VER. 'NR' means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable.

1. Designations entitled "other" are counted as one industry, even though the "other" segment could represent multiple industries.
2. Investment value includes land and improvements, building and improvements, lease incentives, construction in progress, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost.
3. EPRT, GTY, O, SRC and STOR coverage based on four-wall.

13 Investor Presentation – April 2022 ESSENTIAL PROPERTIES

Investor Presentation – April 202214 14.4% 8.8% 5.9% 5.3% 5.3% 5.2% 5.0% 4.8% 4.6% 3.1% 20.0x 18.1x 17.9x 17.2x 16.9x 15.4x 14.8x 13.9x 13.6x 13.2x 20.8% 12.2% 9.2% 9.2% 7.4% 6.8% 6.6% 6.2% 5.8% 5.2% 17.5x 17.3x 17.0x 16.0x 15.8x 14.7x 14.4x 13.3x 12.8x 12.6x 2022E AFFO per Share Multiple1 2022E AFFO per Share Growth2 Source: Public filings, FactSet and SNL. Note: Market data as of April 1, 2022. 1. 2022E AFFO per share multiple calculated using current price per share and FactSet mean 2022E AFFO per share estimates. 2. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and 2021A AFFO per share. 3. 2023E AFFO per share multiple calculated using current price per share and FactSet mean 2023E AFFO per share estimates. 4. 2023E AFFO per share growth is calculated using FactSet mean 2023E AFFO per share estimates and FactSet mean 2022E AFFO per share estimates. 2023E AFFO per Share Multiple3 2023E AFFO per Share Growth4 Relative Valuation and Growth are Attractive EPRT’s Projected AFFO/sh Growth is Sector Leading

Appendix

Financial Summary – 4Q'21

Consolidated Statements of Operations

(in thousands, except share and per share data)	Three Months Ended December 31, 2021 (unaudited)	Three Months Ended December 31, 2020 (unaudited)	Year Ended December 31, 2021 (audited)	Year Ended December 31, 2020 (audited)
Revenues:				
Rental revenue[1, 2, 3]	$ 59,816	$ 38,986	$ 213,327	$ 155,792
Interest on loans and direct financing lease receivables	4,152	2,106	15,710	8,136
Other revenue	1,047	17	1,197	81
Total revenues	65,015	41,109	230,234	164,009
Expenses:				
General and administrative[4]	5,832	4,738	24,329	24,444
Property expenses[2]	1,816	2,126	5,762	3,881
Depreciation and amortization	18,961	19,004	69,146	59,446
Provision for impairment of real estate	—	3,319	6,120	8,399
Change in provision for loan losses	(92)	299	(204)	830
Total expenses	26,517	29,486	105,153	97,000
Other operating income:				
Gain on dispositions of real estate, net	497	1,850	9,338	5,821
Income from operations	38,995	13,473	134,419	72,830
Other (loss)/income:				
Loss on repayment and repurchase of secured borrowings[5]	—	—	(4,461)	(924)
Interest expense	(9,170)	(7,764)	(33,614)	(29,651)
Interest income	20	52	94	485
Income before income tax expense	29,845	5,761	96,438	42,740
Income tax expense	55	56	227	212
Net income	29,790	5,705	96,211	42,528
Net income attributable to non-controlling interests	(151)	(35)	(486)	(255)
Net income attributable to stockholders	$ 29,639	$ 5,670	$ 95,725	$ 42,273
Basic weighted average shares outstanding	122,691,874	104,963,676	116,358,059	95,311,035
Basic net income per share	$ 0.24	$ 0.05	$ 0.82	$ 0.44
Diluted weighted average shares outstanding	123,777,032	105,840,736	117,466,338	96,197,705
Diluted net income per share	$ 0.24	$ 0.05	$ 0.82	$ 0.44

1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $257, $88, $721 and $444 for the three months and year ended December 31, 2021 and 2020, respectively.
2. Includes reimbursable income or reimbursable expense from the Company's tenants of $1,058, $314, $2,293 and $897 for the three months and year ended December 31, 2021 and 2020, respectively.
3. During the year ended December 31, 2021, includes the recognition of $2,061 and $1,044 of cash and straight-line rent receivables, respectively, for previously unaccrued amounts from tenants that were moved from non-accrual to accrual accounting.
4. During the three months and year ended December 31, 2020, includes non-recurring expenses of $21 and $255, respectively, for reimbursement of executive relocation costs and non-recurring recruiting costs and, during the year ended December 31, 2020, includes $1,093 for costs and charges incurred in connection with the termination of one of our executive officers.
5. Includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs during the year ended December 31, 2021 and the write-off of $924 deferred financing costs during the year ended December 31, 2020.

16 Investor Presentation – April 2022 ESSENTIAL PROPERTIES

Investor Presentation – April 202217 Financial Summary – 4Q’21 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 1. During the year ended December 31, 2021, includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs. 2. Includes non-recurring expenses of $21 and $60 related to reimbursement of executive relocation costs during the three months and year ended December 31, 2020, $1,093 for severance payments and acceleration of non-cash compensation expense in connection with the termination of one of our executive officers during the year ended December 31, 2020, $77 and $196, respectively, of non-recurring recruiting costs during the year ended December 31, 2020, $195 of non-recurring recruiting costs during the year ended December 31, 2020 and our $924 loss on repayment of secured borrowings during the year ended December 31, 2020. 3. Calculations exclude $63, $101, $311 and $404 from the numerator for the three months and year ended December 31, 2021 and 2020, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Three months ended December 31, Year Ended December 31, (unaudited, in thousands except per share amounts) 2021 2020 2021 2020 Net income $ 29,790 $ 5,705 $ 96,211 $ 42,528 Depreciation and amortization of real estate 18,935 18,979 69,043 59,309 Provision for impairment of real estate — 3,319 6,120 8,399 Gain on dispositions of real estate, net (497) (1,850) (9,338) (5,821) Funds from Operations 48,228 26,153 162,036 104,415 Other non-recurring expenses1,2 — 21 4,461 2,273 Core Funds from Operations 48,228 26,174 166,497 106,688 Adjustments: Straight-line rental revenue, net (5,166) (2,584) (19,116) (11,905) Non-cash interest 1,147 505 2,554 2,040 Non-cash compensation expense 1,129 1,386 5,683 5,427 Other amortization expense 188 2,836 2,675 3,854 Other non-cash charges (94) 299 (212) 829 Capitalized interest expense (26) (5) (81) (228) Transaction costs — 179 — 291 Adjusted Funds from Operations $ 45,406 $ 28,789 $ 158,000 $ 106,995 FFO per share3: Basic $ 0.39 $ 0.25 $ 1.38 $ 1.08 Diluted $ 0.39 $ 0.25 $ 1.38 $ 1.08 Core FFO per share3: Basic $ 0.39 $ 0.25 $ 1.42 $ 1.11 Diluted $ 0.39 $ 0.25 $ 1.41 $ 1.10 AFFO per share3: Basic $ 0.37 $ 0.27 $ 1.35 $ 1.11 Diluted $ 0.37 $ 0.27 $ 1.34 $ 1.11

Investor Presentation – April 202218 Financial Summary – 4Q’21 Consolidated Balance Sheets December 31, 2021 December 31, 2020 (in thousands, except share and per share amounts) (audited) (audited) ASSETS Investments: Real estate investments, at cost: Land and improvements $ 1,004,154 $ 741,254 Building and improvements 2,035,919 1,519,665 Lease incentive 13,950 14,297 Construction in progress 8,858 3,908 Intangible lease assets 87,959 80,271 Total real estate investments, at cost 3,150,840 2,359,395 Less: accumulated depreciation and amortization (200,152) (136,097) Total real estate investments, net 2,950,688 2,223,298 Loans and direct financing lease receivables, net 189,287 152,220 Real estate investments held for sale, net 15,434 17,058 Net investments 3,155,409 2,392,576 Cash and cash equivalents 59,758 26,602 Restricted cash — 6,388 Straight-line rent receivable, net 57,990 37,830 Rent receivables, prepaid expenses and other assets, net 25,638 25,406 Total assets $ 3,298,795 $ 2,488,802 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ — $ 171,007 Unsecured term loans, net of deferred financing costs 626,983 626,272 Senior unsecured notes, net 394,723 — Revolving credit facility 144,000 18,000 Intangible lease liabilities, net 12,693 10,168 Dividend payable 32,610 25,703 Derivative liabilities 11,838 38,912 Accrued liabilities and other payables 32,145 16,792 Total liabilities 1,254,992 906,854 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2021 and 2020 — — Common stock, $0.01 par value; 500,000,000 authorized; 124,649,053 and 106,361,524 issued and outstanding as of December 31, 2021 and 2020, respectively 1,246 1,064 Additional paid-in capital 2,151,088 1,688,540 Distributions in excess of cumulative earnings (100,982) (77,665) Accumulated other comprehensive loss (14,786) (37,181) Total stockholders' equity 2,036,566 1,574,758 Non-controlling interests 7,237 7,190 Total equity 2,043,803 1,581,948 Total liabilities and equity $ 3,298,795 $ 2,488,802

Investor Presentation – April 202219 Financial Summary – 4Q’21 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments made during the three months ended December 31, 2021 had occurred on October 1, 2021. 2. Adjustment includes the $92 adjustment to our provision for loan losses. 3. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease and lease termination or loan prepayment fees. Three Months Ended (unaudited, in thousands) December 31, 2021 Net income $ 29,790 Depreciation and amortization 18,961 Interest expense 9,170 Interest income (20) Income tax expense 55 EBITDA 57,956 Provision for impairment of real estate — Gain on dispositions of real estate, net (497) EBITDAre 57,459 Adjustment for current quarter re-leasing, investment and disposition activity1 2,865 Adjustment to exclude other non-recurring activity2 (92) Adjustment to exclude termination/prepayment fees and certain percentage rent3 (1,028) Adjusted EBITDAre—Current Estimated Run Rate 59,204 General and administrative 5,832 Adjusted net operating income ("NOI") 65,036 Straight-line rental revenue, net1 (4,878) Other amortization expense 188 Adjusted Cash NOI $ 60,346 Annualized EBITDAre $ 229,836 Annualized Adjusted EBITDAre $ 236,816 Annualized Adjusted NOI $ 260,144 Annualized Adjusted Cash NOI $ 241,384

Investor Presentation – April 202220 Financial Summary – 4Q’21 Market Capitalization, Debt Summary and Leverage Metrics 1. Prior to its amendment in February 2022, our revolving credit facility provided a maximum aggregate initial original principal amount of up to $400 million and included an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. Following its amendment, our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. 2. As part of its amendment in February 2022, the maturity date of our revolving credit facility was extended to February 2026. 3. Common equity & units as of December 31, 2021, based on 124,649,053 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. (dollars in thousands, except share and per share amounts) December 31, 2021 Rate Maturity Unsecured debt: $200mm term loan $ 200,000 3.26% 2.3 years $430mm term loan 430,000 3.02% 4.9 years Senior unsecured notes 400,000 3.12% 9.5 years Revolving credit facility1 144,000 1.35% 1.3 years2 Total unsecured debt 1,174,000 2.89% 5.6 years Gross debt 1,174,000 Less: cash & cash equivalents (59,758) Less: restricted cash available for future investment — Net debt 1,114,242 Equity: Preferred stock — Common stock & OP units (125,202,900 shares @ $28.83/share as of 12/31/21)3 3,609,600 Total equity 3,609,600 Total enterprise value ("TEV") $ 4,723,842 Net Debt / TEV 23.6% Net Debt / Annualized Adjusted EBITDAre 4.7x

Investor Presentation – April 202221 Glossary Supplemental Reporting Measures and Other Terms FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – April 202222 Glossary Supplemental Reporting Measures and Other Terms We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – April 202223 Glossary Supplemental Reporting Measures and Other Terms We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.